UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07920

Western Asset High Income Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: September 30

Date of reporting period: March 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	March 31, 2015

WESTERN ASSET

HIGH INCOME

OPPORTUNITY FUND

INC. (HIO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income. Capital appreciation is a secondary objective.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Income Opportunity Fund Inc. for the six-month reporting period ended March 31, 2015. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

April 24, 2015

II	Western Asset High Income Opportunity Fund Inc.

Investment commentary

Economic review

The U.S. economy continued to expand, but the pace sharply decelerated during the six months ended March 31, 2015 (the “reporting period”). The U.S. Department of Commerce reported that third quarter 2014 U.S. gross domestic product (“GDP”)i growth was 5.0%, its strongest reading since the third quarter of 2003. This was driven by contributions from personal consumption expenditures (“PCE”), exports, nonresidential fixed investment and government spending. However, fourth quarter 2014 GDP growth was a modest 2.2%. The deceleration in growth primarily reflected an upturn in imports, a downturn in federal government spending and moderating nonresidential fixed investment. After the reporting period ended, the U.S. Department of Commerce reported that its initial estimate for first quarter 2015 GDP growth was 0.2%. Slower growth was attributed to a number of factors, including a deceleration in PCE and downturns in exports, nonresidential fixed investment and state and local government spending.

Activity in the U.S. manufacturing sector also moderated during the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 57.9 in October 2014, the PMI generally decelerated over much of the reporting period and the PMI was 51.5 in March 2015.

The labor market was largely a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. After ticking up to 5.8% in November 2014, unemployment generally declined during the remainder of the reporting period and was 5.5% in March 2015, equaling its lowest level since May 2008.

Western Asset High Income Opportunity Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” Finally, at its meeting that ended on April 29, 2015, after the reporting period ended, the Fed said, “…economic growth slowed during the winter months, in part reflecting transitory factors…The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Q. Did Treasury yields trend higher or lower during the six months ended March 31, 2015?

A. Both short- and long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.58%. It was as high as 0.73% on several occasions in December 2014 and again on March 6, 2015, and fell as low as 0.34% on October 15, 2014, before ending the period at 0.56%. The yield on the ten-year Treasury began the period at 2.52%, its peak for the six months ended March 31, 2015. The yield on the ten-year Treasury was as low as 1.68% in late January/early February 2015 and concluded the period at 1.94%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors largely posted positive returns during the reporting period. Performance fluctuated with investor sentiment given uncertainties regarding future Fed monetary policy, concerns over global growth and geopolitical issues. The overall bond market, as measured by the Barclays U.S. Aggregate Indexv, gained 3.43% during the six months ended March 31, 2015.

Q. How did the high-yield bond market perform over the six months ended March 31, 2015?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvi, returned 1.50% for the six months ended March 31, 2015. High yield bonds were volatile during the reporting period, and posted positive returns in October 2014, as well as in January and February 2015, while declining in November and December 2014, and March 2015. While the underlying fundamentals in the high-yield market remained generally solid and defaults were well below their long-term average, the asset class was dragged down primarily due to sharply falling oil prices.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 0.38% during the six months ended March 31, 2015. While the asset class rose during much of the reporting period, those gains were largely offset by a sharp decline in December 2014. This setback was triggered by a number of factors, including

IV	Western Asset High Income Opportunity Fund Inc.

expectations for future Fed rate hikes, concerns over global growth, declining oil prices and weak investor demand.

Performance review

For the six months ended March 31, 2015, Western Asset High Income Opportunity Fund Inc. returned -1.02% based on its net asset value (“NAV”)viii and -4.50% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index returned 1.50% for the same period. The Lipper High Yield Closed-End Funds Category Averageix returned -0.65% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.21 per share. As of March 31, 2015, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2015. Past performance is no guarantee of future results.

Performance Snapshot as of March 31, 2015 (unaudited)
Price Per Share	6-Month Total Return**
$6.03 (NAV)	-1.02	%†
$5.32 (Market Price)	-4.50	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “HIO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

Western Asset High Income Opportunity Fund Inc.	V

Investment commentary (cont’d)

Thank you for your investment in Western Asset High Income Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

April 24, 2015

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. The Fund invests in high-yield debt securities, which are subject to greater risks than investments in higher-rated bonds, such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Fixed-income investments are subject to interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant fluctuations. These risks are magnified in emerging markets.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset High Income Opportunity Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

Western Asset High Income Opportunity Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2015 and September 30, 2014 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — March 31, 2015

Total Spread Duration
HIO	— 3.65 years
Benchmark	— 4.24 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HIO	— Western Asset High Income Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

2	Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — March 31, 2015

Total Effective Duration
HIO	— 3.71 years
Benchmark	— 4.20 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HIO	— Western Asset High Income Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report	3

Schedule of investments (unaudited)

March 31, 2015

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 90.5%
Consumer Discretionary — 15.6%
Automobiles — 0.3%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,140,000	$1,270,085
Diversified Consumer Services — 0.5%
Service Corp. International, Senior Notes	7.500%	4/1/27	1,280,000	1,504,000
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Bonds	7.875%	6/1/21	920,000	970,600
Total Diversified Consumer Services				2,474,600
Hotels, Restaurants & Leisure — 3.5%
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	980,000	837,900	(a)
Bossier Casino Venture Holdco Inc.	11.000%	2/9/18	277,730	284,673	(b)(c)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,692,952	1,459,663	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	260,000	272,350
Carlson Travel Holdings Inc., Senior Notes	7.500%	8/15/19	520,000	527,800	(a)(d)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	1,400,000	1,496,250
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,710,000	1,872,450	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	1,960,000	1,945,300
Cleopatra Finance Ltd., Senior Secured Notes	6.500%	2/15/25	1,350,000	1,306,125	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,320,000	1,171,500	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	445,000	1,691	(a)(e)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	1,200,000	1,272,000	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	750,000	781,875	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	3,598,000	3,876,845	(a)
Nathan’s Famous Inc., Senior Secured Notes	10.000%	3/15/20	390,000	411,450	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	267,000	282,353	(a)
Total Hotels, Restaurants & Leisure				17,800,225
Household Durables — 1.9%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,980,000	2,113,650	(a)(d)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	5.875%	4/1/23	1,040,000	1,063,400	(a)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	1,650,000	1,670,625	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,520,000	1,653,000
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	1,190,000	1,233,137
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	2,020,000	1,944,250	(a)
Total Household Durables				9,678,062

See Notes to Financial Statements.

4	Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — 7.3%
Altice SA, Senior Secured Notes	7.750%	5/15/22	840,000		$856,275	(a)
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	530,000		564,450
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	3,000,000		3,142,500
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	450,000		469,125
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	500,000		556,875
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,085,000		1,215,200
DISH DBS Corp., Senior Notes	6.750%	6/1/21	2,020,000		2,156,350
DISH DBS Corp., Senior Notes	5.000%	3/15/23	70,000		68,236
DISH DBS Corp., Senior Notes	5.875%	11/15/24	2,860,000		2,870,725
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	1,380,000		1,388,625	(a)
iHeartCommunications Inc., Senior Notes	10.000%	1/15/18	1,570,000		1,340,388
MDC Partners Inc., Senior Notes	6.750%	4/1/20	250,000		264,375	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	1,617,634		1,625,318	(a)(d)
Numericable-SFR, Senior Secured Bonds	6.000%	5/15/22	2,710,000		2,747,262	(a)
Numericable-SFR, Senior Secured Bonds	6.250%	5/15/24	2,330,000		2,362,037	(a)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,490,000		1,840,886
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	678,000		830,013
Univision Communications Inc., Senior Notes	8.500%	5/15/21	1,320,000		1,415,700	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	770,000		824,863	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	217,000		233,546	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	2,030,000	EUR	2,357,379	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	633,000	EUR	710,411	(f)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,890,000		3,092,300	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	2,000,000		2,107,500	(a)
Virgin Media Finance PLC, Senior Notes	5.750%	1/15/25	200,000		208,060	(a)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	1,620,000		1,543,050	(a)
Total Media					36,791,449
Multiline Retail — 0.4%
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	330,000		338,250
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	1,530,000		1,629,450	(a)(d)
Total Multiline Retail					1,967,700
Specialty Retail — 1.4%
American Greetings Corp., Senior Notes	7.375%	12/1/21	1,220,000		1,308,450
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	3,530,000		3,097,575	(a)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	730,000		793,875	(a)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	1,710,000		1,737,788	(a)(d)
Total Specialty Retail					6,937,688

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

March 31, 2015

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Textiles, Apparel & Luxury Goods — 0.3%
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	1,090,000	$959,200	(a)(d)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	810,000	656,100	(a)
Total Textiles, Apparel & Luxury Goods				1,615,300
Total Consumer Discretionary				78,535,109
Consumer Staples — 3.6%
Beverages — 0.7%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,140,000	1,122,900	(a)
Cott Beverages Inc., Senior Notes	6.750%	1/1/20	1,120,000	1,162,000	(a)
DS Services of America Inc., Secured Notes	10.000%	9/1/21	1,230,000	1,451,400	(a)
Total Beverages				3,736,300
Food & Staples Retailing — 0.5%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,640,000	1,564,150	(a)
Family Tree Escrow LLC, Senior Notes	5.750%	3/1/23	1,180,000	1,247,850	(a)
Total Food & Staples Retailing				2,812,000
Food Products — 1.8%
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	1,570,000	1,597,475	(a)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	1,510,000	1,506,225	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	1,630,000	1,670,750	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	1,910,000	1,890,900	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	1,380,000	1,450,725	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	813,000	829,260	(a)
Total Food Products				8,945,335
Household Products — 0.3%
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	580,000	623,500
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	440,000	471,900	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	300,000	264,000	(a)
Total Household Products				1,359,400
Tobacco — 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,500,000	1,327,500
Total Consumer Staples				18,180,535
Energy — 14.2%
Energy Equipment & Services — 2.1%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	1,340,000	1,293,100
CGG, Senior Notes	7.750%	5/15/17	138,000	131,790
CGG, Senior Notes	6.500%	6/1/21	1,470,000	1,179,675

See Notes to Financial Statements.

6	Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Energy Equipment & Services — continued
CGG, Senior Notes	6.875%	1/15/22	200,000	$160,000
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	490,000	450,800
FTS International Inc., Senior Secured Notes	6.250%	5/1/22	1,130,000	836,200	(a)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	1,240,000	982,700
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	1,100,000	313,500	(a)(c)
Hercules Offshore Inc., Senior Notes	6.750%	4/1/22	2,470,000	679,250	(a)(c)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	530,000	421,350	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	520,000	338,000
Parker Drilling Co., Senior Notes	7.500%	8/1/20	1,680,000	1,373,400
SESI LLC, Senior Notes	7.125%	12/15/21	1,320,000	1,339,800
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,390,000	1,077,250	(a)
Total Energy Equipment & Services				10,576,815
Oil, Gas & Consumable Fuels — 12.1%
Approach Resources Inc., Senior Notes	7.000%	6/15/21	340,000	306,000
Arch Coal Inc., Senior Notes	7.250%	6/15/21	1,880,000	446,500
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	470,000	486,450
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	2,230,000	1,744,975
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	890,000	916,700	(a)
California Resources Corp., Senior Notes	5.500%	9/15/21	990,000	883,278	(a)
California Resources Corp., Senior Notes	6.000%	11/15/24	3,010,000	2,656,325	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	2,310,000	2,252,250	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	360,000	365,400
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	960,000	991,200
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	550,000	577,500
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	1,360,000	1,383,800
Comstock Resources Inc., Senior Notes	7.750%	4/1/19	1,710,000	726,750
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,120,000	492,800
Crestwood Midstream Partners LP, Senior Notes	6.125%	3/1/22	1,570,000	1,589,625
CrownRock LP/CrownRock Finance Inc., Senior Notes	7.750%	2/15/23	1,130,000	1,146,950	(a)
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	1,040,000	1,277,048
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	680,000	716,775	(g)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	3,240,000	2,948,400	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	3,150,000	2,236,500
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	3,330,000	2,331,000

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

March 31, 2015

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	550,000	$426,250	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	140,000	144,873	(f)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	3,710,000	3,320,450
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	182,000	191,555
MEG Energy Corp., Senior Notes	6.375%	1/30/23	2,620,000	2,423,500	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,690,000	988,650	(e)
Murray Energy Corp., Senior Secured Notes	9.500%	12/5/20	1,080,000	1,215,000	(a)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	900,000	945,000	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	1,150,000	1,109,750
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	420,000	405,300	(a)
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	1,490,000	1,124,950
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	2,110,000	2,141,650	(a)
Petrobras Global Finance BV, Senior Notes	7.250%	3/17/44	1,300,000	1,227,174
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	162,000	172,125
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	930,000	160,425	(e)
Rice Energy Inc., Senior Notes	6.250%	5/1/22	1,250,000	1,225,000
Rice Energy Inc., Senior Notes	7.250%	5/1/23	320,000	320,400	(a)
RSP Permian Inc., Senior Notes	6.625%	10/1/22	2,730,000	2,757,300	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	1,270,000	1,282,700
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,440,000	403,200
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	5,200,000	4,699,500
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	930,000	769,575	(a)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	630,000	658,350
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	580,000	530,700	(a)
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	3,270,000	4,240,085
Whiting Canadian Holding Co. ULC, Senior Notes	8.125%	12/1/19	1,390,000	1,462,975
Total Oil, Gas & Consumable Fuels				60,822,663
Total Energy				71,399,478
Financials — 11.7%
Banks — 5.1%
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	810,000	858,600	(g)(h)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,930,000	2,646,655	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,000,000	2,345,000
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	420,000	450,835	(g)(h)

See Notes to Financial Statements.

8	Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	650,000		$665,437	(g)(h)
Credit Agricole SA, Junior Subordinated Notes	7.875%	1/23/24	700,000		743,519	(a)(g)(h)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,660,000		1,970,586	(a)(g)(h)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	790,000		807,775	(g)(h)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	1,070,000		1,096,750	(g)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,680,000		2,705,431	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	630,000		641,025	(g)(h)
JPMorgan Chase & Co., Junior Subordinated Notes	6.100%	10/1/24	800,000		826,000	(g)(h)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,790,000		1,852,650	(h)
Novo Banco SA, Senior Notes	5.875%	11/9/15	500,000	EUR	542,598	(f)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,210,000		1,530,650	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,470,000		1,637,389
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	390,000		473,685
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	2,480,000	AUD	2,201,925	(f)(g)
Santander Issuances SAU, Notes	5.911%	6/20/16	1,100,000		1,151,355	(a)
Wells Fargo & Co., Junior Subordinated Bonds	5.875%	6/15/25	580,000		614,916	(g)(h)
Total Banks					25,762,781
Capital Markets — 1.1%
Credit Suisse Group AG, Junior Subordinated Notes	6.250%	12/18/24	4,000,000		3,942,000	(a)(g)(h)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,210,000		1,591,881
Total Capital Markets					5,533,881
Consumer Finance — 1.1%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,133,000		1,353,935
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	830,000	EUR	895,787	(f)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,110,000		1,234,875
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,150,000		1,279,490
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	640,000		633,600	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	570,000		407,550	(a)
Total Consumer Finance					5,805,237
Diversified Financial Services — 2.3%
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	2,530,000		2,628,037	(a)
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	820,000		844,600
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	100,000		110,750
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	4,200,000		4,756,500
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,860,000		2,269,200
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,000,000		1,055,000	(a)(g)
Total Diversified Financial Services					11,664,087

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

March 31, 2015

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — 0.6%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	850,000	$896,750	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	900,000	1,104,750	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	650,000	864,500	(a)
Total Insurance				2,866,000
Real Estate Management & Development — 1.5%
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	800,000	704,000
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	2,870,000	2,862,825
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	1,610,000	1,694,525	(a)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	2,130,000	2,241,825	(a)
Total Real Estate Management & Development				7,503,175
Total Financials				59,135,161
Health Care — 6.9%
Health Care Equipment & Supplies — 0.7%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	830,000	840,894	(a)(d)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	2,970,000	2,921,737
Total Health Care Equipment & Supplies				3,762,631
Health Care Providers & Services — 5.0%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	864,000	972,000
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	720,000	750,600
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	2,390,000	2,545,350
DJO Finance LLC/DJO Finance Corp., Senior Notes	7.750%	4/15/18	400,000	408,000	(c)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	2,330,000	2,434,850	(c)
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	290,000	298,700	(c)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	2,050,000	2,178,125
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	280,000	313,600	(a)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	2,060,000	2,111,500	(a)
HCA Inc., Debentures	7.500%	11/15/95	3,920,000	3,900,400
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	2,580,000	2,689,650
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	530,000	571,737	(a)
Kindred Healthcare Inc., Senior Secured Notes	8.750%	1/15/23	400,000	440,000	(a)
Surgical Care Affiliates Inc., Senior Notes	6.000%	4/1/23	820,000	830,250	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	1,480,000	1,635,400
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	1,330,000	1,413,125
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	2,160,000	1,900,800
Total Health Care Providers & Services				25,394,087

See Notes to Financial Statements.

10	Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — 1.2%
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	1,450,000	$1,513,438	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	950,000	961,875	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	3,310,000	3,434,125	(a)
Total Pharmaceuticals				5,909,438
Total Health Care				35,066,156
Industrials — 13.5%
Aerospace & Defense — 1.1%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	2,100,000	1,795,500	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,010,000	1,073,125
Erickson Inc., Secured Notes	8.250%	5/1/20	1,713,000	1,390,956
GenCorp Inc., Secured Notes	7.125%	3/15/21	760,000	817,000
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	710,000	718,875	(a)
Total Aerospace & Defense				5,795,456
Air Freight & Logistics — 0.4%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	1,910,000	2,029,375	(a)
Airlines — 0.5%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	560,000	589,092	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	558,148	605,590	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	585,603	679,300
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	302,297	337,061
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	416,751	442,799
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	95,947	105,542
Total Airlines				2,759,384
Building Products — 0.4%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,460,000	1,332,250	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	600,000	639,000	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	100,000	89,000	(a)
Total Building Products				2,060,250
Commercial Services & Supplies — 2.3%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	800,000	790,000	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	860,000	934,175	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	3,280,000	3,226,700
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	810,000	878,850
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,423,000	1,515,495	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	891,000	948,915	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

March 31, 2015

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Services & Supplies — continued
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	2,608,000		$2,866,192
West Corp., Senior Notes	5.375%	7/15/22	600,000		588,000	(a)
Total Commercial Services & Supplies					11,748,327
Construction & Engineering — 1.4%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,240,000		948,600	(a)
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	1,250,000		1,298,438	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	1,580,000		1,485,200	(a)(d)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,870,000		1,846,625	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	1,510,000		1,208,000	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	260,000		217,750	(a)
Total Construction & Engineering					7,004,613
Electrical Equipment — 0.4%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,020,000		1,060,800	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	930,000		943,950	(a)
Total Electrical Equipment					2,004,750
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	1,290,000		1,329,422
Machinery — 1.4%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	610,000		631,350	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,820,000		2,961,000	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	550,000		497,750	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,260,000		1,357,650
SIG Combibloc Holdings SCA, Senior Bonds	7.750%	2/15/23	570,000	EUR	649,421	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	890,000		941,175	(a)
Total Machinery					7,038,346
Marine — 0.9%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	938,000		942,690	(c)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	2,170,000		2,191,700	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,240,000		1,181,100
Total Marine					4,315,490
Road & Rail — 2.0%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,290,000		1,315,800	(a)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	1,770,000		1,730,175	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	950,000		959,500	(a)

See Notes to Financial Statements.

12	Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Road & Rail — continued
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	2,450,000	$2,541,875	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	1,280,000	1,120,000	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	2,173,000	2,287,082
Total Road & Rail				9,954,432
Trading Companies & Distributors — 0.6%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	1,340,000	1,433,800	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,620,000	1,676,700
Total Trading Companies & Distributors				3,110,500
Transportation — 1.6%
CMA CGM, Senior Notes	8.500%	4/15/17	2,810,000	2,873,225	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,700,000	1,785,000	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,980,000	1,999,800	(a)(d)
Syncreon Group BV/Syncreon Global Finance U.S. Inc., Senior Notes	8.625%	11/1/21	1,750,000	1,505,000	(a)
Total Transportation				8,163,025
Transportation Infrastructure — 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	870,000	872,175	(a)
Total Industrials				68,185,545
Information Technology — 2.7%
Electronic Equipment, Instruments & Components — 0.3%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,340,000	1,353,400
Internet Software & Services — 0.6%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	710,000	718,875	(a)(d)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	1,070,000	1,193,050
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	891,000	942,790
Total Internet Software & Services				2,854,715
IT Services — 1.5%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	1,900,000	1,467,750	(a)
First Data Corp., Secured Notes	8.250%	1/15/21	860,000	924,500	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	2,310,000	2,743,125
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	1,545,000	1,794,131
Interactive Data Corp., Senior Notes	5.875%	4/15/19	830,000	842,450	(a)
Total IT Services				7,771,956
Semiconductors & Semiconductor Equipment — 0.2%
Micron Technology Inc., Senior Notes	5.250%	8/1/23	990,000	1,009,800	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

March 31, 2015

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Software — 0.1%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	720,000		$765,000	(a)
Total Information Technology					13,754,871
Materials — 8.6%
Chemicals — 0.7%
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	780,000		791,700	(a)
Hexion Inc., Senior Secured Notes	8.875%	2/1/18	180,000		159,300
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	770,000		714,175	(a)(d)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,048,000	EUR	1,150,808	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	420,000	EUR	489,992	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	320,000	EUR	373,327	(f)
Total Chemicals					3,679,302
Construction Materials — 0.3%
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	1,290,000		1,238,400	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	470,000		444,150	(a)
Total Construction Materials					1,682,550
Containers & Packaging — 3.1%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	1,294,366		1,355,046	(a)(d)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,130,000		1,214,750	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.250%	1/31/19	480,000		483,600	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	2,170,000		2,321,900	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	254,118		255,706	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	1,520,000		1,542,800	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	6/30/21	680,000		669,800	(a)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	1,610,000		1,682,450	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	1,780,000		1,828,950	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	2,560,000		2,656,000
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	1,030,000		1,059,612	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	280,000		288,750
Total Containers & Packaging					15,359,364
Metals & Mining — 3.5%
ArcelorMittal, Senior Notes	7.000%	2/25/22	340,000		374,000
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	1,300,000		1,265,875	(a)

See Notes to Financial Statements.

14	Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,850,000		$1,586,375
Evraz Group SA, Notes	9.500%	4/24/18	100,000		102,662	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	100,000		102,662	(f)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	440,000		380,050	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	1,970,000		1,462,725	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,570,000		117,750	(a)(c)(e)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	16,962		0	(b)(c)(i)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	1,280,000		1,244,800	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	2,260,000		2,118,750	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	2,040,000		2,065,500
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	880,000		922,900	(a)(d)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	1,050,000	EUR	1,185,811	(a)(d)
Schaeffler Holding Finance BV, Senior Secured Notes	6.750%	11/15/22	1,730,000		1,877,050	(a)(d)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	810,000		694,575	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,050,000		908,250
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	990,000		1,024,650
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	200,000		200,100	(a)
Total Metals & Mining					17,634,485
Paper & Forest Products — 1.0%
Appvion Inc., Secured Notes	9.000%	6/1/20	3,480,000		2,305,500	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	1,060,000		1,023,960
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Bonds	11.750%	1/15/19	480,000		448,800
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,070,000		1,003,125
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	232,000		170,520
Total Paper & Forest Products					4,951,905
Total Materials					43,307,606
Telecommunication Services — 10.4%
Diversified Telecommunication Services — 5.0%
Axtel SAB de CV, Senior Secured Notes	9.000%	1/31/20	129,000		115,932	(a)
CCOH Safari LLC, Senior Bonds	5.500%	12/1/22	180,000		184,500
CCOH Safari LLC, Senior Bonds	5.750%	12/1/24	290,000		299,425
CenturyLink Inc., Senior Notes	5.800%	3/15/22	2,350,000		2,458,687
CenturyLink Inc., Senior Notes	5.625%	4/1/25	1,220,000		1,230,675	(a)
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	3,380,000		3,202,550
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	2,750,000		2,839,375

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

March 31, 2015

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	670,000		$691,775
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	130,000		139,425
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	2,350,000		2,558,562
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	630,000		663,863
Level 3 Financing Inc., Senoir Notes	5.625%	2/1/23	1,350,000		1,393,875	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,830,000		2,099,526
Windstream Corp., Senior Notes	7.750%	10/1/21	1,070,000		1,072,675
Windstream Corp., Senior Notes	7.500%	4/1/23	4,330,000		4,156,800
Windstream Corp., Senior Notes	6.375%	8/1/23	1,840,000		1,658,300
Ziggo Bond Finance BV, Senior Notes	5.875%	1/15/25	510,000		536,138	(a)
Total Diversified Telecommunication Services					25,302,083
Wireless Telecommunication Services — 5.4%
Altice Financing SA, Senior Secured Notes	5.250%	2/15/23	180,000	EUR	205,400	(a)
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	3,260,000		3,374,100	(a)
Altice Finco SA, Senior Notes	7.625%	2/15/25	560,000		576,800	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,900,000		2,675,250
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	5,335,000		5,535,062
Sprint Communications Inc., Senior Notes	6.000%	12/1/16	200,000		209,175
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,770,000		3,185,500	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	2,860,000		2,931,500
Sprint Corp., Senior Notes	7.625%	2/15/25	20,000		20,000
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	1,455,000		1,440,450
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	560,000		591,500
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	2,550,000		2,619,334
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	9.125%	4/30/18	130,000		137,691	(f)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	2,010,000		1,997,337	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	1,000,000		953,750	(f)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	590,000		562,713	(a)
Total Wireless Telecommunication Services					27,015,562
Total Telecommunication Services					52,317,645
Utilities — 3.3%
Electric Utilities — 1.7%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	4,200,000		4,662,000
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	453,761		480,987
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,820,000		3,045,600
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	221,549		223,211
Total Electric Utilities					8,411,798

See Notes to Financial Statements.

16	Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Gas Utilities — 0.0%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	60,000	$74,817
Independent Power and Renewable Electricity Producers — 1.6%
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,139,000	1,264,518	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	2,320,000	2,325,800	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	95,124	100,355
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	3,303,832	3,621,826
TerraForm Power Operating LLC, Senior Notes	5.875%	2/1/23	1,040,000	1,081,600	(a)
Total Independent Power and Renewable Electricity Producers				8,394,099
Total Utilities				16,880,714
Total Corporate Bonds & Notes (Cost — $457,861,072)				456,762,820
Asset-Backed Securities — 0.3%
Dryden Senior Loan Fund, 2013-26A E	4.753%	7/15/25	500,000	445,500	(a)(g)
Treman Park CLO LLC, 2015-1A E	6.461%	4/20/27	1,250,000	1,206,250	(a)(b)(g)
Total Asset-Backed Securities (Cost — $1,667,610)				1,651,750
Collateralized Mortgage Obligations — 0.1%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost — $506,638)	2.389%	4/20/35	719,812	609,965	(g)
Convertible Bonds & Notes — 0.3%
Materials — 0.3%
Chemicals — 0.1%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	420,000	385,088
Metals & Mining — 0.2%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	1,130,252	830,735	(a)(c)(d)
Total Convertible Bonds & Notes (Cost — $1,516,505)				1,215,823
Senior Loans — 2.1%
Consumer Discretionary — 0.5%
Hotels, Restaurants & Leisure — 0.3%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	1,290,000	1,309,350	(j)(k)
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	620,000	473,913	(j)(k)
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	830,000	770,516	(j)(k)
Total Consumer Discretionary				2,553,779
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	550,000	554,125	(j)(k)
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	1,067,325	1,068,659	(j)(k)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

March 31, 2015

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 0.5%
Health Care Providers & Services — 0.5%
Physiotherapy Associates Holdings Inc., Exit Term Loan	11.000%	1/2/17	1,170,000	$1,169,269	(c)(j)(k)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	1,350,000	1,338,187	(j)(k)
Total Health Care				2,507,456
Materials — 0.2%
Chemicals — 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	979,232	1,006,161	(j)(k)
Utilities — 0.6%
Electric Utilities — 0.2%
Panda Temple Power LLC, 2015 Term Loan B	—	3/4/22	1,220,000	1,207,800	(l)
Independent Power and Renewable Electricity Producers — 0.4%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	6/19/16	1,790,831	1,800,532	(j)(k)
Total Utilities				3,008,332
Total Senior Loans (Cost — $10,703,829)				10,698,512
Sovereign Bonds — 0.1%
Colombia — 0.0%
Republic of Colombia, Senior Notes	7.375%	3/18/19	100,000	118,650
Turkey — 0.1%
Republic of Turkey, Senior Notes	7.000%	6/5/20	12,000	13,890
Republic of Turkey, Senior Notes	6.875%	3/17/36	377,000	468,336
Total Turkey				482,226
Total Sovereign Bonds (Cost — $483,473)				600,876

			Shares
Common Stocks — 2.5%
Consumer Discretionary — 0.3%
Automobiles — 0.3%
Ford Motor Co.			88,227	1,423,984
General Motors Co.			10,315	386,812
Total Automobiles				1,810,796
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			86,730	0	*(b)(c)(i)
Total Consumer Discretionary				1,810,796
Energy — 0.5%
Energy Equipment & Services — 0.5%
KCAD Holdings I Ltd.			275,927,431	2,398,085	*(b)(c)

See Notes to Financial Statements.

18	Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate		Shares	Value
Financials — 0.9%
Banks — 0.9%
Citigroup Inc.			64,503	$3,323,195
JPMorgan Chase & Co.			24,776	1,500,930
Total Financials				4,824,125
Health Care — 0.3%
Health Care Providers & Services — 0.3%
Physiotherapy Associates Holdings Inc.			16,100	1,336,300	*(b)(c)
Industrials — 0.4%
Marine — 0.4%
DeepOcean Group Holding AS			106,322	1,426,522	*(b)(c)
Horizon Lines Inc., Class A Shares			758,779	493,207	*(c)
Total Industrials				1,919,729
Materials — 0.1%
Metals & Mining — 0.1%
Mirabela Nickel Ltd.			3,464,533	367,875	*(b)
Total Common Stocks (Cost — $14,952,495)				12,656,910
Convertible Preferred Stocks — 0.2%
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Rex Energy Corp.	6.000%		9,400	418,112
SandRidge Energy Inc.	8.500%		12,000	483,000
Total Convertible Preferred Stocks (Cost — $2,101,000)				901,112
Preferred Stocks — 1.6%
Financials — 1.6%
Consumer Finance — 1.1%
GMAC Capital Trust I	8.125%		216,388	5,680,185	(g)
Diversified Financial Services — 0.5%
Citigroup Capital XIII	7.875%		92,250	2,446,470	(g)
Total Preferred Stocks (Cost — $7,794,546)				8,126,655

		Expiration Date	Warrants
Warrants — 0.1%
Jack Cooper Holdings Corp.		12/15/17	2,184	152,880	*(a)
Jack Cooper Holdings Corp.		5/6/18	1,018	71,260	*(a)
Total Warrants (Cost — $55,657)				224,140
Total Investments — 97.8% (Cost — $497,642,825#)				493,448,563
Other Assets in Excess of Liabilities — 2.2%				11,181,450
Total Net Assets — 100.0%				$504,630,013

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

March 31, 2015

Western Asset High Income Opportunity Fund Inc.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(c)	Illiquid security.

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)	The coupon payment on these securities is currently in default as of March 31, 2015.

(f)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Value is less than $1.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	All or a portion of this loan is unfunded as of March 31, 2015. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AUD	— Australian Dollar
CLO	— Collateralized Loan Obligation
DIP	— Debtor-in-Possession
EUR	— Euro
OJSC	— Open Joint Stock Company

See Notes to Financial Statements.

20	Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report

Statement of assets and liabilities (unaudited)

March 31, 2015

Assets:
Investments, at value (Cost — $497,642,825)	$493,448,563
Foreign currency, at value (Cost — $330,350)	327,376
Cash	1,540,832
Interest receivable	10,631,898
Receivable for securities sold	1,274,552
Unrealized appreciation on forward foreign currency contracts	499,364
Deposits with brokers for open futures contracts	49,989
Deposits with brokers for centrally cleared swap contracts	3,066
Prepaid expenses	74,491
Total Assets	507,850,131

Liabilities:
Payable for securities purchased	2,804,424
Investment management fee payable	342,548
Payable to broker — variation margin on open futures contracts	10,313
Directors’ fees payable	8,563
Accrued expenses	54,270
Total Liabilities	3,220,118
Total Net Assets	$504,630,013

Net Assets:
Par value ($0.001 par value; 83,688,580 shares issued and outstanding; 500,000,000 shares authorized)	$83,689
Paid-in capital in excess of par value	597,820,171
Overdistributed net investment income	(306,595)
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(89,196,854)
Net unrealized depreciation on investments, futures contracts and foreign currencies	(3,770,398)
Total Net Assets	$504,630,013

Shares Outstanding	83,688,580

Net Asset Value	$6.03

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report	21

Statement of operations (unaudited)

For the Six Months Ended March 31, 2015

Investment Income:
Interest	$19,397,181
Dividends	435,617
Total Investment Income	19,832,798

Expenses:
Investment management fee (Note 2)	2,034,554
Stock exchange listing fees	49,087
Transfer agent fees	46,923
Directors’ fees	38,282
Legal fees	31,181
Audit and tax fees	28,466
Shareholder reports	20,384
Insurance	4,877
Custody fees	3,055
Miscellaneous expenses	5,593
Total Expenses	2,262,402
Net Investment Income	17,570,396

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(7,424,557)
Futures contracts	(530,448)
Foreign currency transactions	1,243,203
Net Realized Loss	(6,711,802)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(16,152,310)
Futures contracts	(230,827)
Foreign currencies	(22,033)
Change in Net Unrealized Appreciation (Depreciation)	(16,405,170)
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(23,116,972)
Decrease in Net Assets from Operations	$(5,546,576)

See Notes to Financial Statements.

22	Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended March 31, 2015 (unaudited) and the Year Ended September 30, 2014	2015	2014

Operations:
Net investment income	$17,570,396	$36,223,962
Net realized gain (loss)	(6,711,802)	2,047,899
Change in net unrealized appreciation (depreciation)	(16,405,170)	(5,710,809)
Increase (Decrease) in Net Assets from Operations	(5,546,576)	32,561,052

Distributions to Shareholders From (Note 1):
Net investment income	(17,825,668)	(36,739,288)
Decrease in Net Assets from Distributions to Shareholders	(17,825,668)	(36,739,288)
Decrease in Net Assets	(23,372,244)	(4,178,236)

Net Assets:
Beginning of period	528,002,257	532,180,493
End of period*	$504,630,013	$528,002,257
*Includesoverdistributed net investment income of:	$(306,595)	$(51,323)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report	23

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:
	2015[1,2]	2014[1]	2013[1]	2012[1]	2011[1]	2010[1]

Net asset value, beginning of period	$6.31	$6.36	$6.26	$5.76	$6.10	$5.70

Income (loss) from operations:
Net investment income	0.21	0.43	0.45	0.49	0.50	0.56
Net realized and unrealized gain (loss)	(0.28)	(0.04)	0.13	0.52	(0.31)	0.45
Total income (loss) from operations	(0.07)	0.39	0.58	1.01	0.19	1.01

Less distributions from:
Net investment income	(0.21) [3]	(0.44)	(0.48)	(0.51)	(0.53)	(0.61)
Total distributions	(0.21)	(0.44)	(0.48)	(0.51)	(0.53)	(0.61)

Net asset value, end of period	$6.03	$6.31	$6.36	$6.26	$5.76	$6.10

Market price, end of period	$5.32	$5.79	$5.97	$6.65	$5.78	$6.27
Total return, based on NAV[4,5]	(1.02)%	6.17%	9.49%	18.15%	2.81%	18.62%
Total return, based on Market Price[6]	(4.50)%	4.28%	(3.07)%	25.00%	0.37%	19.42%

Net assets, end of period (millions)	$505	$528	$532	$473	$433	$457

Ratios to average net assets:
Gross expenses	0.89%[7]	0.88%	0.90%	0.88%	0.89%	0.95%
Net expenses[8]	0.89 [7]	0.88	0.90	0.88	0.89	0.95
Net investment income	6.91 [7]	6.68	7.04	8.17	7.98	9.47

Portfolio turnover rate	24%	37%	53%	53%	68%	96%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2015 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

24	Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the

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Notes to financial statements (unaudited) (cont’d)

Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

26	Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$76,790,773	$1,744,336		$78,535,109
Industrials	—	66,015,253	2,170,292		68,185,545
Materials	—	43,307,606	0	*	43,307,606
Utilities	—	13,511,548	3,369,166		16,880,714
Other corporate bonds & notes	—	249,853,846	—		249,853,846
Asset-backed securities	—	445,500	1,206,250		1,651,750
Collateralized mortgage obligations	—	609,965	—		609,965
Convertible bonds & notes	—	1,215,823	—		1,215,823
Senior loans:
Energy	—	—	1,068,659		1,068,659
Health care	—	1,169,269	1,338,187		2,507,456
Other senior loans	—	7,122,397	—		7,122,397
Sovereign bonds	—	600,876	—		600,876
Common stocks:
Consumer discretionary	$1,810,796	—	0	*	1,810,796
Energy	—	—	2,398,085		2,398,085
Financials	4,824,125	—	—		4,824,125
Health care	—	—	1,336,300		1,336,300
Industrials	493,207	—	1,426,522		1,919,729
Materials	—	367,875	—		367,875
Convertible preferred stocks	483,000	418,112	—		901,112
Preferred stocks	8,126,655	—	—		8,126,655
Warrants	—	224,140	—		224,140
Total investments	$15,737,783	$461,652,983	$16,057,797		$493,448,563
Other financial instruments:
Forward foreign currency contracts	—	$499,364	—		$499,364
Total	$15,737,783	$462,152,347	$16,057,797		$493,947,927

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Futures contracts	$57,506	—	—		$57,506

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

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Notes to financial statements (unaudited) (cont’d)

For the six months ended March 31, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At March 31, 2015, securities valued at $367,875 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

At March 31, 2015, securities valued at $418,112 were transferred from Level 1 to Level 2 within the fair value hierarchy because of the unavailability of a quoted price in an active market for an identical investment.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes							Convertible Bonds & Notes
Investments in Securities	Consumer Discretionary	Industrials	Materials		Utilities		Asset Backed Securities	Materials	Total
Balance as of September 30, 2014	$1,768,140	—	$0	*	$0	*	—	$1,079,000	$2,847,140
Accrued premiums/discounts	13,505	—	—		—		—	—	13,505
Realized gain (loss)[1]	—	—	—		(210,492)		—	—	(210,492)
Change in unrealized appreciation (depreciation)[2]	(98,596)	—	—		212,676		$(9,281)	(299,517)	(194,718)
Purchases	61,287	—	—		—		1,215,531	51,252	1,328,070
Sales	—	—	—		(2,184)		—	—	(2,184)
Transfers into Level 3[3]	—	$2,170,292	—		3,369,166		—	—	5,539,458
Transfers out of Level 3[4]	—	—	—		—		—	(830,735)	(830,735)
Balance as of March 31, 2015	$1,744,336	$2,170,292	$0	*	$3,369,166		$1,206,250	—	$8,490,044
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2015[2]	$(98,596)	—	—		—		$(9,281)	—	$(107,877)

	Senior Loans
Investments in Securities	Consumer Discretionary	Energy	Health Care	Total
Balance as of September 30, 2014	$463,846	—	—	$463,846
Accrued premiums/discounts	—	$883	—	883
Realized gain (loss)[1]	—	65	—	65
Change in unrealized appreciation (depreciation)[2]	—	27,136	—	27,136
Purchases	—	1,043,250	—	1,043,250
Sales	(463,846)	(2,675)	—	(466,521)
Transfers into Level 3[3]	—	—	$1,338,187	1,338,187
Transfers out of Level 3	—	—	—	—
Balance as of March 31, 2015	—	$1,068,659	$1,338,187	$2,406,846
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2015[2]	—	$27,136	—	$27,136

28	Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report

	Common Stocks
Investments in Securities	Consumer Discretionary		Energy	Health Care	Industrials	Total
Balance as of September 30, 2014	$0	*	$2,537,705	$772,800	$3,014,016	$6,324,521
Accrued premiums/discounts	—		—	—	—	—
Realized gain (loss)	—		—	—	—	—
Change in unrealized appreciation (depreciation)[2]	—		(139,620)	563,500	(1,587,494)	(1,163,614)
Purchases	—		—	—	—	—
Sales	—		—	—	—	—
Transfers into Level 3	—		—	—	—	—
Transfers out of Level 3	—		—	—	—	—
Balance as of March 31, 2015	0	*	2,398,085	1,336,300	1,426,522	5,160,907
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2015[2]	—		$(139,620)	$563,500	$(1,587,494)	$(1,163,614)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

*	Amount represents less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes

30	Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report

in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2015, the Fund had sufficient cash and/or securities to cover these commitments.

(h) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in

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Notes to financial statements (unaudited) (cont’d)

default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets

32	Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report

and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of March 31, 2015, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested directors (“Independent Directors”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Directors. The deferred balances are reported in the Statement of Assets and Liabilities under Directors’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of March 31, 2015, the Fund had accrued $1,890 as deferred compensation payable.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$119,629,107
Sales	122,851,022

At March 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$22,701,896
Gross unrealized depreciation	(26,896,158)
Net unrealized depreciation	$(4,194,262)

34	Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report

At March 31, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	33	6/15	$4,196,400	$4,253,906	$(57,506)

At March 31, 2015 , the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
EUR	2,000,000	USD	2,151,058	Citibank, N.A.	5/13/15	$603
USD	6,429,109	EUR	5,624,373	Citibank, N.A.	5/13/15	378,237
USD	1,955,910	EUR	1,706,017	Royal Bank of Scotland PLC	5/13/15	120,524
Total						$499,364

Abbreviations used in this table:
EUR	— Euro
USD	— United States Dollar

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at March 31, 2015.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$499,364

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$57,506

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended March 31, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(530,448)	—	$(530,448)
Forward foreign currency contracts[1]	—	$1,445,315	1,445,315
Total	$(530,448)	$1,445,315	$914,867

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(230,827)	—	$(230,827)
Forward foreign currency contracts[1]	—	$(122,280)	(122,280)
Total	$(230,827)	$(122,280)	$(353,107)

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended March 31, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$14,090,357
Forward foreign currency contracts (to buy)	559,748
Forward foreign currency contracts (to sell)	8,731,131

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at March 31, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$499,364	—	$499,364

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at March 31, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$10,313	$(10,313)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

36	Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report

5. Distributions subsequent to March 31, 2015

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
4/17/15	4/24/15	$0.0355
5/22/15	5/29/15	$0.0355
6/19/15	6/26/15	$0.0355
7/24/15	7/31/15	$0.0355
8/21/15	8/28/15	$0.0355

6. Capital loss carryforward

As of September 30, 2014, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
9/30/2016	$(2,157,094)
9/30/2017	(17,968,287)
9/30/2018	(49,024,877)
9/30/2019	(11,684,123)
$(80,834,381)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses, if any, which have no expiration date, must be used first to offset any such gains.

Western Asset High Income Opportunity Fund Inc. 2015 Semi-Annual Report	37

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset High Income Opportunity Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset and Western Asset London together are hereinafter referred to as the “Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2014, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of Western Asset London helps to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

38	Western Asset High Income Opportunity Fund Inc.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board considered the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, Western Asset London helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon

Western Asset High Income Opportunity Fund Inc.	39

Board approval of management and subadvisory agreements (unaudited) (cont’d)

the reputation and the particular investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all non-leveraged high yield closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of eight funds for the 1-year period ended June 30, 2014; six funds for the 3-year period ended such date; and four funds for each of the 5- and 10-year periods ended that date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked seventh among the funds in the Performance Universe for the 1-year period ended June 30, 2013 (first being best in these performance rankings). The Lipper Performance Information also showed that the Fund’s performance was ranked sixth among the funds in the Performance Universe for the 3-year period ended June 30, 2014 and was ranked second among the funds in the Performance Universe for each of the 5- and 10-year periods ended such date. The Fund’s performance for each of the 1- and 3-year periods ended June 30, 2014 was worse than the Performance Universe median for that period but its performance was better than the Performance Universe median for each of the 5- and 10- year periods ended such date. With respect to the Fund’s performance for the 1-year period, the Manager noted, among other things, that Performance Universe funds outperforming the Fund generally benefited from having more portfolio risk than the Fund during the period. Performance also was adversely affected during the 1- and 3-year periods by certain sector weighting decisions. In addition to the Fund’s performance relative to the Performance Universe, the Board considered its performance in absolute terms and relative to its benchmark. On a net asset value basis, the Fund outperformed its benchmark for the 5-year period ended June 30, 2014 but underperformed its benchmark for the 1-, 3- and 10-year periods ended such date. The Board considered that the Fund’s performance for the 10-year period ended June 30, 2014 was attributable in part to a predecessor portfolio management team.

40	Western Asset High Income Opportunity Fund Inc.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Western Asset Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fee payable to Western Asset London under its Sub-Advisory Agreement with Western Asset is paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and six other non-leveraged high yield closed-end funds, as classified by Lipper. The seven funds in the Expense Universe had average net common share assets ranging from $48.8 million to $700.0 million. One of the Expense Universe funds was larger than the Fund and five were smaller. The Expense Universe included three other Legg Mason Closed-end Funds managed by Western Asset.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Fund’s Management Fee on both a contractual basis and an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked second among the funds in the Expense Universe (first being lowest and, therefore, best in these expense component rankings) and was at the Expense Universe median for each of those expense components. The Fund’s actual total expenses ranked third among the funds in the Expense Universe and were better (i.e., lower) than the Expense Universe median for that expense component. The Board noted that the small number of funds in the Expense Universe made meaningful expense comparisons difficult.

Western Asset High Income Opportunity Fund Inc.	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2014 and March 31, 2013. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fee for Western Asset London is paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information

42	Western Asset High Income Opportunity Fund Inc.

indicated that profitability to the Manager had increased by 7 percent during the period covered by the analysis but remained at a level that the Board did not consider such as to support a determination against continuation of the Management Agreement in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*   *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

Western Asset High Income Opportunity Fund Inc.	43

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset High Income Opportunity Fund Inc. was held on January 30, 2015 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Robert D. Agdern	75,555,767	1,526,251
Paolo M. Cucchi	75,399,528	1,682,490
Kenneth D. Fuller	75,503,359	1,578,659
Eileen A. Kamerick	75,607,883	1,474,135

At March 31, 2015, in addition to Robert D. Agdern, Paolo M. Cucchi, Kenneth D. Fuller and Eileen A. Kamerick, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

William R. Hutchinson

Riordan Roett

44	Western Asset High Income Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date) AST will buy common stock in the open market, on the stock exchange or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve Plan participants of any income tax that may be payable on the distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of each Plan participant.

Western Asset High Income Opportunity Fund Inc.	45

Dividend reinvestment plan (unaudited) (cont’d)

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distributions. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219 or by telephone at 1-888-888-0151.

46	Western Asset High Income Opportunity Fund Inc.

Western Asset

High Income Opportunity Fund Inc.

Directors

Robert D. Agdern*

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2015, Mr. Agdern became a Director.

Western Asset High Income Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

HIO

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset High Income Opportunity Fund Inc.

Western Asset High Income Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WAS04035 5/15 SR15-2486

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND

AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Opportunity Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	May 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	May 22, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 22, 2015